Oz Management Reports Third Quarter of 2018 Results
Dividend of $0.02 per Class A Share
NEW YORK, November 2, 2018 – Och-Ziff Capital Management Group LLC (NYSE: OZM) (the “Company” or “Oz Management”) today reported a GAAP net loss attributable to Class A Shareholders (“GAAP Net Loss”) of $14.5 million, or $0.08 per basic and diluted Class A Share, for the third quarter of 2018, and $23.3 million, or $0.12 per basic and diluted Class A Share, for the first nine months of 2018.
Summary

•
Distributable Earnings loss of $5.2 million, or $0.01 per Adjusted Class A Share for the third quarter of 2018, and Distributable Earnings of $47.2 million, or $0.09 per Adjusted Class A Share, for the first nine months of 2018.

•
Distributable Earnings excluding a legal provision accrual were $10.9 million, or $0.02 per Adjusted Class A Share, for the third quarter of 2018, and $74.4 million, or $0.14 per Adjusted Class A Share, for the first nine months of 2018.

•	A cash dividend of $0.02 per Class A Share was declared for the third quarter of 2018, payable on November 20, 2018, to holders of record on November 13, 2018.

•
Oz Master Fund, the Company’s largest multi-strategy fund, was -0.2% gross and -0.4% net for the third quarter of 2018, +6.0% gross and +4.0% net for the first nine months of 2018, and +7.3% gross and +4.7% net over the trailing twelve months through September 30, 2018.

•
Oz Credit Opportunities Master Fund was +3.3% gross and +2.4% net for the third quarter of 2018, +12.4% gross and +8.8% net for the first nine months of 2018, and +17.6% gross and +11.8% net over the trailing twelve months through September 30, 2018.

•	As of November 1, 2018 estimated assets under management were $32.3 billion, with Oz Master Fund generating an estimated -2.8% net return in October 2018.
Rob Shafir, CEO of Oz Management, said, “Oz’s performance for the year in credit and real estate has been strong and our positioning has effectively protected capital in multi-strategy despite recent market turbulence.  We have the right products and a history of generating returns for our clients and believe that this market correction and accompanying volatility create a variety of compelling investment opportunities going forward.”

GAAP NET (LOSS) INCOME ATTRIBUTABLE TO CLASS A SHAREHOLDERS
For the third quarter of 2018, Oz Management reported a GAAP Net Loss of $14.5 million, or $0.08 per basic and diluted Class A Share, compared to GAAP Net Income of $5.7 million, or $0.03 per basic and diluted Class A Share, for the third quarter of 2017. For the first nine months of 2018, Oz Management reported a GAAP Net Loss of $23.3 million, or $0.12 per basic and diluted Class A Share, compared to GAAP Net Income of $11.7 million, or $0.06 per basic and diluted Class A Share, for the first nine months of 2017.
The quarter-to-date decline was primarily due to lower incentive income and management fees, as well as a legal provision related to a shareholder class action settlement recorded during the quarter. These decreases in earnings were partially offset by lower income tax expense, higher interest income and lower interest expense.
The year-to-date decline was primarily due to lower incentive income and management fees, as well as legal provisions recorded in the period. Also contributing to the year-over-year decline were net losses incurred on early retirement of debt during the first half of 2018, as well as higher compensation and benefits and interest expense. These decreases in earnings were partially offset by lower income tax expense and higher interest income.
DISTRIBUTABLE EARNINGS (NON-GAAP)
For the third quarter of 2018, Oz Management reported a Distributable Earnings loss of $5.2 million, or $0.01 per Adjusted Class A Share, compared to Distributable Earnings of $39.8 million, or $0.07 per Adjusted Class A Share, for the third quarter of 2017. For the first nine months of 2018, Distributable Earnings were $47.2 million, or $0.09 per Adjusted Class A Share, compared to $128.8 million, or $0.23 per Adjusted Class A Share, for the first nine months of 2017.
Distributable Earnings excluding the legal provision recorded in the second and third quarters of 2018 were $10.9 million, or $0.02 per Adjusted Class A Share, for the third quarter of 2018, and $74.4 million, or $0.14 per Adjusted Class A Share, for the first nine months of 2018.
The quarter-to-date decline was primarily due to lower incentive income and management fees, the legal provision recorded during the quarter, as well as higher compensation and benefits. These decreases in Distributable Earnings were partially offset by a reduction in tax receivable agreement and other payables, which was primarily due to lower U.S. Federal corporate income tax rates in 2018, and higher interest income.
The year-to-date decline was primarily due to lower incentive income and management fees, as well as the legal provision recorded in the period. These decreases in Distributable Earnings were partially offset by a reduction in tax receivable agreement and other payables, which was primarily due to lower U.S. Federal corporate income tax rates in 2018, as well as higher interest income and lower compensation and benefits expenses.
Distributable Earnings and Distributable Earnings per Adjusted Class A Share are non-GAAP measures. For information on and reconciliations of the Company’s non-GAAP measures to the respective GAAP measures, please see Exhibits 2 through 4 that accompany this press release.

ASSETS UNDER MANAGEMENT

			Year-Over-Year Change
(dollars in billions)	September 30, 2018	September 30, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation	Total	%

Multi-strategy funds	$11.5	$14.6	$(3.1)	$(0.6)	$0.6	$(3.2)	-22%
Credit
Opportunistic credit funds	5.6	5.4	(0.3)	(0.1)	0.6	0.2	3%
Institutional Credit Strategies	13.1	9.5	3.9	(0.2)	—	3.6	38%
Real estate funds	2.5	2.6	0.1	(0.2)	—	(0.1)	-4%
Other	0.4	0.6	(0.1)	(0.2)	—	(0.2)	-40%
Total	$33.0	$32.7	$0.5	$(1.3)	$1.1	$0.3	1%
Totals may not sum due to rounding.
The year-over-year increase in assets under management was driven primarily by performance-related appreciation and the closing of additional CLOs and an aircraft securitization within Institutional Credit Strategies. These increases were partially offset by net outflows in the Company multi-strategy funds, as well as distributions in certain multi-strategy funds that the Company decided to close.
Please see the detailed assets under management and fund information on Exhibits 5 through 7 that accompany this press release.
CONFERENCE CALL
Robert Shafir, Chief Executive Officer, and Thomas Sipp, Chief Financial Officer, will host a conference call today, November 2, 2018, 8:30 a.m. Eastern Time to discuss the Company’s third quarter results. The call can be accessed by dialing 1-866-393-4306 (in the U.S.) or 1-734-385-2616 (international), passcode 3189550. A simultaneous webcast of the call will be available on the Public Investors page of the Company’s website (www.ozm.com). For those unable to listen to the live broadcast, a webcast replay will also be available on the Company’s website as noted above.

About Oz Management
Oz Management is one of the largest institutional alternative asset managers in the world, with offices in New York, London, Hong Kong, Mumbai, Beijing, and Shanghai. The Company provides asset management services to investors globally through its multi-strategy funds, dedicated credit funds, including opportunistic credit funds and Institutional Credit Strategies products, real estate funds and other alternative investment vehicles. Oz Management seeks to generate consistent, positive, absolute returns across market cycles, with low volatility compared to the broader markets, and with an emphasis on preservation of capital. The Company’s funds invest across multiple strategies and geographies, consistent with the investment objectives of each fund. The global investment strategies employed include convertible and derivative arbitrage, corporate credit, long/short equity special situations, merger arbitrage, private investments, real estate and structured credit. As of November 1, 2018, Oz Management had approximately $32.3 billion in assets under management. For more information, please visit the Company’s website (www.ozm.com).

Investor Relations Contact	Media Relations Contact
Adam Willkomm	Jonathan Gasthalter
Head of Business Development and Shareholder Services	Gasthalter & Co. LP
+1-212-719-7381	+1-212-257-4170
investorrelations@ozm.com	jg@gasthalter.com

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this press release are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. We caution that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the settlements with the SEC and the DOJ; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to its business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, its actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2017, dated February 23, 2018, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise.
This press release does not constitute an offer of any Oz Management fund.
The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act of 1934, as amended, with the SEC. The Company makes available free of charge on its website (www.ozm.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute company information, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to its press releases, SEC filings and public conference calls and webcast.

EXHIBIT 1
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Consolidated Statements of Comprehensive (Loss) Income (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues
Management fees	$70,675	$77,171	$213,718	$243,508
Incentive income	19,303	51,249	104,793	168,990
Other revenues	3,342	1,524	11,751	4,081
Income of consolidated funds	507	2,055	1,741	3,518
Total Revenues	93,827	131,999	332,003	420,097

Expenses
Compensation and benefits	74,635	74,490	218,061	214,112
Interest expense	4,820	5,611	18,923	17,043
General, administrative and other	50,289	33,136	136,648	114,229
Expenses of consolidated funds	(5)	8,824	103	9,368
Total Expenses	129,739	122,061	373,735	354,752

Other (Loss) Income
Net losses on early retirement of debt	—	—	(14,303)	—
Net (losses) gains on investments in funds and joint ventures	(541)	264	(1,014)	1,050
Net gains of consolidated funds	290	7,658	756	8,278
Total Other (Loss) Income	(251)	7,922	(14,561)	9,328

(Loss) Income Before Income Taxes	(36,163)	17,860	(56,293)	74,673
Income taxes	(860)	1,942	(372)	17,242
Consolidated and Comprehensive Net (Loss) Income	(35,303)	15,918	(55,921)	57,431
Less: Net loss (income) attributable to noncontrolling interests	21,140	(9,760)	33,945	(41,680)
Less: Net income attributable to redeemable noncontrolling interests	(374)	(432)	(1,327)	(1,238)
Net (Loss) Income Attributable to Och-Ziff Capital Management Group LLC	(14,537)	5,726	(23,303)	14,513
Less: Change in redemption value of Preferred Units	—	—	—	(2,853)
Net (Loss) Income Attributable to Class A Shareholders	$(14,537)	$5,726	$(23,303)	$11,660

(Loss) Earnings per Class A Share
(Loss) Income per Class A Share - basic	$(0.08)	$0.03	$(0.12)	$0.06
(Loss) Income per Class A Share - diluted	$(0.08)	$0.03	$(0.12)	$0.06
Weighted-average Class A Shares outstanding - basic	192,657,766	186,235,651	192,485,281	186,201,389
Weighted-average Class A Shares outstanding - diluted	192,657,766	186,235,651	192,485,281	186,201,389

EXHIBIT 2
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net (Loss) Income Attributable to Class A Shareholders	$(14,537)	$5,726	$(23,303)	$11,660
Change in redemption value of Preferred Units	—	—	—	2,853
Net (Loss) Income Attributable to Och-Ziff Capital Management Group LLC	(14,537)	5,726	(23,303)	14,513
Net (loss) income attributable to Group A Units	(21,798)	9,500	(35,343)	41,145
Equity-based compensation, net of RSUs settled in cash	22,311	22,128	67,572	63,566
Adjustment to recognize deferred cash compensation in the period of grant	791	(254)	15,548	(666)
Income taxes	(860)	1,942	(372)	17,242
Net losses on early retirement of debt	—	—	14,303	—
Allocations to Group D Units	783	1,554	3,060	4,914
Adjustment for expenses related to compensation and profit-sharing arrangements based on fund investment performance	4,229	7,470	4,622	13,242
Depreciation, amortization and net gains and losses on fixed assets	2,543	2,237	7,709	7,693
Other adjustments	781	(314)	1,383	(1,511)
Economic Income—Non-GAAP	(5,757)	49,989	55,179	160,138
Tax receivable agreement and other payables—Non-GAAP(1)	586	(10,140)	(7,962)	(31,311)
Distributable Earnings—Non-GAAP	$(5,171)	$39,849	$47,217	$128,827

Weighted-Average Class A Shares Outstanding	192,657,766	186,235,651	192,485,281	186,201,389
Weighted-Average Partner Units	298,162,472	345,222,691	307,190,747	340,286,188
Weighted-Average Class A Restricted Share Units (RSUs)	54,760,583	22,538,548	46,200,732	21,733,730
Weighted-Average Adjusted Class A Shares	545,580,821	553,996,890	545,876,760	548,221,307

Distributable Earnings Per Adjusted Class A Share—Non-GAAP	$(0.01)	$0.07	$0.09	$0.23

Distributable Earnings—Non-GAAP	$(5,171)		$47,217
Legal provision	18,750		31,750
Effect of legal provision on tax receivable agreement and other payables	(2,705)		(4,529)
Distributable Earnings Excluding Legal Provision—Non-GAAP	$10,874		$74,438

Distributable Earnings Per Adjusted Class A Share Excluding Legal Provision—Non-GAAP	$0.02		$0.14
(1) Presents an estimate of payments under the tax receivable agreement and income taxes related to the earnings for the periods presented. These amounts are grossed-up for Och - Ziff Capital Management Group LLC’s ownership percentage in the Oz Operating Group, assuming the conversion of all outstanding Partner Units into Class A Shares, on a one-to-one basis.

EXHIBIT 3
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Components of Economic Income and Reconciliation of These Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Management fees—GAAP	$70,675	$77,171	$213,718	$243,508
Adjustment to management fees(1)	(4,222)	(4,827)	(13,440)	(15,488)
Management Fees—Economic Income Basis—Non-GAAP	66,453	72,344	200,278	228,020

Incentive Income—Economic Income Basis—GAAP and Non-GAAP	19,303	51,249	104,793	168,990

Other revenues—GAAP	3,342	1,524	11,751	4,081
Adjustment to other revenues(2)	—	141	(39)	(1,117)
Other Revenues—Economic Income Basis—Non-GAAP	3,342	1,665	11,712	2,964
Total Revenues—Economic Income Basis—Non-GAAP	$89,098	$125,258	$316,783	$399,974

Compensation and benefits—GAAP	$74,635	$74,490	$218,061	$214,112
Adjustment to compensation and benefits(3)	(28,116)	(30,900)	(90,801)	(81,057)
Compensation and Benefits—Economic Income Basis—Non-GAAP	$46,519	$43,590	$127,260	$133,055

Interest Expense—Economic Income Basis—GAAP and Non-GAAP	$4,820	$5,611	$18,923	$17,043

General, administrative and other expenses—GAAP	$50,289	$33,136	$136,648	$114,229
Adjustment to general, administrative and other expenses(4)	(6,771)	(7,066)	(21,212)	(24,489)
General, Administrative and Other Expenses—Economic Income Basis—Non-GAAP	43,518	26,070	115,436	89,740
Legal provision	(18,750)	—	(31,750)	—
General, Administrative and Other Expenses Excluding Legal Provision—Economic Income Basis—Non-GAAP	$24,768	$26,070	$83,686	$89,740

Net (loss) income attributable to noncontrolling interests—GAAP	$(21,140)	$9,760	$(33,945)	$41,680
Adjustment to net (loss) income attributable to noncontrolling interests(5)	21,138	(9,762)	33,930	(41,682)
Net Loss Attributable to Noncontrolling Interests—Economic Income Basis—Non-GAAP	$(2)	$(2)	$(15)	$(2)

EXHIBIT 4
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Non-GAAP Measures

Footnotes to Reconciliations

(1)
Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. The impact of eliminations related to the consolidated funds is also removed.

(2)	Adjustment to exclude gains on fixed assets.

(3)
Adjustment to exclude equity-based compensation, as management does not consider these non-cash expenses to be reflective of the operating performance of the Company. However, the fair value of RSUs that are settled in cash to employees or executive managing directors is included as an expense at the time of settlement. In addition, expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund. Further, deferred cash compensation is expensed in full in the year granted for Economic Income, rather than over the service period for GAAP. Distributions to the Group D Units are also excluded, as management reviews operating performance at the Oz Operating Group level, where substantially all of the Company’s operations are performed, prior to making any income allocations.

(4)
Adjustment to exclude depreciation, amortization and losses on fixed assets, as management does not consider these items to be reflective of the operating performance of the Company. Additionally, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense.

(5)
Adjustment to exclude amounts attributable to the executive managing directors on their interests in the Oz Operating Group, as management reviews the operating performance of the Company at the Oz Operating Group level. The Company conducts substantially all of its activities through the Oz Operating Group. Additionally, the impact of the consolidated funds, including the allocation of earnings to investors in those funds, is also removed.

Non-GAAP Financial Measures
Distributable Earnings is a measure of operating performance that equals Economic Income less amounts related to the tax receivable agreement and other payables. Economic Income excludes the adjustments described above that are required for presentation of the Company’s results on a GAAP basis. These measures are non-GAAP measures and should not be considered as alternatives to the Company’s GAAP Net Income or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. The Company’s non-GAAP measures may not be comparable to similarly titled measures used by other companies. Additionally, throughout this press release management has presented certain non-GAAP measures that exclude the effect of the legal provision accrual. These measures are presented to provide a more comparable view of the Company’s core operating results year-over-year.
For purposes of calculating Distributable Earnings per Share, the Company assumes that all the interests held by its executive managing directors in the Company’s principal operating subsidiaries (the “Oz Operating Group”) (collectively, “Partner Units”), as well as Class A Restricted Share Units (“RSUs”) outstanding during the applicable period, have been converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). As of September 30, 2018, there were 42,350,000 Group P Units outstanding and 10,000,000 performance-based restricted share units (“PSUs”). Group P Units and PSUs do not participate in the economics of the Company until certain service and market-performance conditions are met; therefore, the Company will not include the Group P Units or PSUs in Adjusted Class A Shares until such conditions are met. As of September 30, 2018, the service and market-performance conditions had not yet been met.
Management uses Distributable Earnings and Economic Income, among other financial information, as the basis on which it evaluates the financial performance of the Company and makes resource allocation and other operating decisions, as well as to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s executive managing directors. Management considers it important that investors review the same operating information that it uses.

EXHIBIT 5
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Summary Of Changes In Assets Under Management(1) (Unaudited)
(dollars in thousands)

	Three Months Ended September 30, 2018
	June 30, 2018	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	September 30, 2018

Multi-strategy funds	$12,703,068	$(1,139,496)	$(28,467)	$(69,301)	$11,465,804
Credit
Opportunistic credit funds	5,519,421	(34,647)	(6,039)	117,502	5,596,237
Institutional Credit Strategies	12,747,327	525,968	(194,060)	(7,320)	13,071,915
Real estate funds	2,539,352	4,688	(44,463)	65	2,499,642
Other	399,217	(37,231)	(24)	(971)	360,991
Total	$33,908,385	$(680,718)	$(273,053)	$39,975	$32,994,589

	Three Months Ended September 30, 2017
	June 30, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	September 30, 2017

Multi-strategy funds	$16,091,042	$(1,810,922)	$—	$345,756	$14,625,876
Credit
Opportunistic credit funds	5,341,522	(9,969)	(16,510)	119,655	5,434,698
Institutional Credit Strategies	8,514,811	924,089	—	14,473	9,453,373
Real estate funds	2,617,832	8,079	(28,344)	(43)	2,597,524
Other	632,452	(31,573)	(1,078)	3,903	603,704
Total	$33,197,659	$(920,296)	$(45,932)	$483,744	$32,715,175

	Nine Months Ended September 30, 2018
	December 31, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	September 30, 2018

Multi-strategy funds	$13,695,040	$(2,057,876)	$(623,458)	$452,098	$11,465,804
Credit
Opportunistic credit funds	5,513,618	(184,724)	(124,825)	392,168	5,596,237
Institutional Credit Strategies	10,136,991	3,179,485	(194,060)	(50,501)	13,071,915
Real estate funds	2,495,190	82,492	(78,056)	16	2,499,642
Other	587,723	(72,400)	(159,282)	4,950	360,991
Total	$32,428,562	$946,977	$(1,179,681)	$798,731	$32,994,589

	Nine Months Ended September 30, 2017
	December 31, 2016	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	September 30, 2017

Multi-strategy funds	$21,084,548	$(8,175,198)	$—	$1,716,526	$14,625,876
Credit
Opportunistic credit funds	5,376,080	(249,550)	(36,279)	344,447	5,434,698
Institutional Credit Strategies	8,019,510	1,437,740	—	(3,877)	9,453,373
Real estate funds	2,213,364	459,476	(75,943)	627	2,597,524
Other	1,186,801	(597,581)	(31,094)	45,578	603,704
Total	$37,880,303	$(7,125,113)	$(143,316)	$2,103,301	$32,715,175

(1)
Includes amounts invested by the Company, its executive managing directors, employees and certain other related parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate management fees and incentive income for the respective periods.

(2)
Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and other income. Management fees and incentive income vary by product. CLOs included within Institutional Credit Strategies are reflected at principal value and any change in appreciation/(depreciation) reflects a change in the par value of the underlying collateral within the CLOs, or foreign currency translation changes in the measurement of assets under management of the Company’s European CLOs.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information(1) (Unaudited)
(dollars in thousands)

	Assets Under Management as of September 30,		Returns for the Nine Months Ended September 30,				Annualized Returns Since Inception Through September 30, 2018
			2018		2017
	2018	2017	Gross	Net	Gross	Net	Gross		Net

Multi-strategy funds
Oz Master Fund(2)	$10,349,934	$12,133,186	+6.0%	+4.0%	+13.6%	+9.7%	+16.5%	(2)	+11.5%	(2)
Oz Enhanced Master Fund	695,283	654,062	+7.5%	+5.0%	+22.9%	+16.8%	+14.4%		+9.8%
Other funds	420,587	1,838,628	n/m	n/m	n/m	n/m	n/m		n/m
	11,465,804	14,625,876
Credit
Opportunistic credit funds:
Oz Credit Opportunities Master Fund	1,771,095	1,739,676	+12.4%	+8.8%	+11.8%	+8.0%	+17.4%		+12.7%
Customized Credit Focused Platform	3,148,603	2,918,757	+11.5%	+8.6%	+9.4%	+7.0%	+19.1%		+14.4%
Closed-end opportunistic credit funds	224,609	308,278	See table below for return information on the Company’s closed-end opportunistic credit funds.
Other funds	451,930	467,987	n/m	n/m	n/m	n/m	n/m		n/m
	5,596,237	5,434,698
Institutional Credit Strategies	13,071,915	9,453,373	See the second following page for information on the Company’s Institutional Credit Strategies.
	18,668,152	14,888,071

Real estate funds	2,499,642	2,597,524	See the third following page for information on the Company’s real estate funds.

Other	360,991	603,704	n/m	n/m	n/m	n/m	n/m		n/m

Total	$32,994,589	$32,715,175
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

	Assets Under Management as of September 30,		Inception to Date as of September 30, 2018
					IRR
	2018	2017	Total Commitments	Total Invested Capital(3)	Gross(4)	Net(5)	Gross MOIC(6)

Closed-end Opportunistic Credit Funds (Investment Period)
Oz European Credit Opportunities Fund (2012-2015)(7)	$43,486	$64,538	$459,600	$305,487	+16.2%	+12.3%	1.5x
Oz Structured Products Domestic Fund II (2011-2014)(7)	83,149	111,596	326,850	326,850	+20.1%	+15.9%	2.1x
Oz Structured Products Offshore Fund II (2011-2014)(7)	85,664	118,512	304,531	304,531	+17.7%	+13.9%	1.9x
Oz Structured Products Offshore Fund I (2010-2013)(7)	6,366	5,627	155,098	155,098	+23.9%	+19.2%	2.1x
Oz Structured Products Domestic Fund I (2010-2013)(7)	5,764	5,055	99,986	99,986	+22.8%	+18.2%	2.0x
Other funds	180	2,950	168,250	168,250	n/m	n/m	n/m
	$224,609	$308,278	$1,514,315	$1,360,202
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

			Assets Under Management as of September 30,
Institutional Credit Strategies	Initial Closing Date (Most Recent Refinance Date)	Deal Size	2018	2017
CLOs:
OZLM I	July 19, 2012 (July 24, 2017)	$523,550	$496,259	$496,684
OZLM II	November 1, 2012 (August 29, 2018)	567,100	508,041	509,048
OZLM III	February 20, 2013 (December 15, 2016)	653,250	607,773	608,852
OZLM IV	June 27, 2013 (September 15, 2017)	615,500	539,403	535,978
OZLM V	December 17, 2013 (March 16, 2017)	501,250	—	467,159
OZLM VI	April 16, 2014 (April 17, 2018)	621,250	596,918	595,547
OZLM VII	June 26, 2014 (July 17, 2018)	636,775	597,974	793,458
OZLM VIII	September 9, 2014 (May 30, 2017)	622,250	593,006	595,657
OZLM IX	December 22, 2014 (March 2, 2017)	510,208	497,665	499,437
OZLM XI	March 12, 2015 (August 18, 2017)	541,532	515,226	490,284
OZLM XII	May 28, 2015 (September 18, 2018)	565,650	548,248	549,377
OZLM XIII	August 6, 2015 (September 18, 2018)	511,600	494,491	495,529
OZLM XIV	December 21, 2015 (June 4, 2018)	507,420	501,021	502,433
OZLM XV	December 20, 2016	409,250	395,594	395,804
OZLME I	December 15, 2016	430,490	463,032	470,404
OZLM XVI	June 8, 2017	410,250	400,307	401,172
OZLM XVII	August 3, 2017	512,000	498,020	499,692
OZLME II	September 14, 2017	494,708	460,270	468,738
OZLM XIX	November 21, 2017	610,800	600,367	—
OZLM XXI	January 26, 2018	510,600	500,237	—
OZLME III	January 31, 2018	509,118	463,921	—
OZLM XXII	February 22, 2018	509,200	463,686	—
OZLM XVIII	April 4, 2018	508,000	499,622	—
OZLM XX	May 11, 2018	464,150	447,813	—
OZLME IV	August 1, 2018	479,385	466,458	—
		13,225,286	12,155,352	9,375,253
STARR 2018-1	June 27, 2018	696,000	680,231	—
Other funds	n/a	n/a	236,332	78,120
		$13,921,286	$13,071,915	$9,453,373

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

	Assets Under Management as of September 30,		Inception to Date as of September 30, 2018
				Total Investments					Realized/Partially Realized Investments(8)
	2018	2017	Total Commitments	Invested Capital(9)	Total Value(10)	Gross IRR(11)	Net IRR(5)	Gross MOIC(12)	Invested Capital	Total Value	Gross IRR(11)	Gross MOIC(12)

Real Estate Funds (Investment Period)
Och-Ziff Real Estate Fund I (2005-2010)(7)	$13,578	$13,102	$408,081	$386,298	$831,415	+25.2%	+16.0%	2.2x	$372,720	$830,494	+26.8%	2.2x
Och-Ziff Real Estate Fund II (2011-2014)(7)	103,553	286,003	839,508	762,588	1,490,857	+32.9%	+21.5%	2.0x	718,888	1,412,575	+33.0%	2.0x
Och-Ziff Real Estate Fund III (2014-2019)	1,458,089	1,453,133	1,500,000	889,595	1,396,318	+32.8%	+23.0%	1.6x	423,464	796,984	+39.1%	1.9x
Och-Ziff Real Estate Credit Fund I (2015-2019)(13)	697,696	695,464	736,225	125,381	156,488	n/m	n/m	n/m	48,771	61,885	n/m	n/m
Other funds	226,726	149,822	367,046	204,722	285,287	n/m	n/m	n/m	61,483	108,519	n/m	n/m
	$2,499,642	$2,597,524	$3,850,860	$2,368,584	$4,160,365				$1,625,326	$3,210,457

	Unrealized Investments as of September 30, 2018
	Invested Capital	Total Value	Gross MOIC(12)

Real Estate Funds (Investment Period)
Och-Ziff Real Estate Fund I (2005-2010)(7)	$13,578	$921	0.1x
Och-Ziff Real Estate Fund II (2011-2014)(7)	43,700	78,282	1.8x
Och-Ziff Real Estate Fund III (2014-2019)	466,131	599,334	1.3x
Och-Ziff Real Estate Credit Fund I (2015-2019)(13)	76,610	94,603	n/m
Other funds	143,239	176,768	n/m
	$743,258	$949,908
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — Footnotes

(1)
The return information reflected in these tables represents, where applicable, the composite performance of all feeder funds that comprise each of the master funds presented. Gross return information is generally calculated using the total return of all feeder funds, net of all fees and expenses except management fees and incentive income of such feeder funds and master funds and the returns of each feeder fund include the reinvestment of all dividends and other income. Net return information is generally calculated as the gross returns less management fees and incentive income (except incentive income on unrealized gains attributable to investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on these investments at the time of realization). Return information also includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns. The performance calculation for the Oz Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Oz Master Fund in currencies other than the U.S. Dollar.

(2)
The annualized returns since inception are those of the Oz Multi-Strategy Composite, which represents the composite performance of all accounts that were managed in accordance with the Company’s broad multi-strategy mandate that were not subject to portfolio investment restrictions or other factors that limited the Company’s investment discretion since inception on April 1, 1994. Performance is calculated using the total return of all such accounts net of all investment fees and expenses of such accounts, except incentive income on unrealized gains attributable to Special Investments that could reduce returns in these investments at the time of realization, and the returns include the reinvestment of all dividends and other income. For the period from April 1, 1994 through December 31, 1997, the returns are gross of certain overhead expenses that were reimbursed by the accounts. Such reimbursement arrangements were terminated at the inception of the Oz Master Fund on January 1, 1998. The size of the accounts comprising the composite during the time period shown vary materially. Such differences impacted the Company’s investment decisions and the diversity of the investment strategies followed. Furthermore, the composition of the investment strategies the Company follows is subject to its discretion, has varied materially since inception and is expected to vary materially in the future. As of September 30, 2018, the gross and net annualized returns since the Oz Master Fund’s inception on January 1, 1998 were +12.9% and +8.7%, respectively.

(3)	Represents funded capital commitments net of recallable distributions to investors.

(4)
Gross internal rate of return (“IRR”) for the Company’s closed-end opportunistic credit funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the fund as of September 30, 2018, including the fair value of unrealized investments as of such date, together with any appreciation or depreciation from related hedging activity. Gross IRR does not include the effects of management fees or incentive income, which would reduce the return, and includes the reinvestment of all fund income.

(5)
Net IRR is calculated as described in footnotes (4) and (11), but is reduced by all management fees and for the real estate funds other fund-level fees and expenses not adjusted for in the calculation of gross IRR. Net IRR is further reduced by accrued and paid incentive income, which will be payable upon the distribution of each fund’s capital in accordance with the terms of the relevant fund. Accrued incentive income may be higher or lower at such time. The net IRR represents a composite rate of return for a fund and does not reflect the net IRR specific to any individual investor.

(6)
Gross multiple of invested capital (“MOIC”) for the Company’s closed-end opportunistic credit funds is calculated by dividing the sum of the net asset value of the fund, accrued incentive income, life-to-date incentive income and management fees paid and any non-recallable distributions made from the fund by the invested capital.

(7)
These funds have concluded their investment periods, and therefore the Company expects assets under management for these funds to decrease as investments are sold and the related proceeds are distributed to the investors in these funds.

(8)
An investment is considered partially realized when the total amount of proceeds received, including dividends, interest or other distributions of income and return of capital, represents at least 50% of invested capital.

(9)	Invested capital represents total aggregate contributions made for investments by the fund.

(10)
Total value represents the sum of realized distributions and the fair value of unrealized and partially realized investments as of September 30, 2018. Total value will be impacted (either positively or negatively) by future economic and other factors. Accordingly, the total value ultimately realized will likely be higher or lower than the amounts presented as of September 30, 2018.

(11)
Gross IRR for the Company’s real estate funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the aggregated investments as of September 30, 2018, including the fair value of unrealized and partially realized investments as of such date, together with any unrealized appreciation or depreciation from related hedging activity. Gross IRR is not adjusted for estimated management fees, incentive income or other fees or expenses to be paid by the fund, which would reduce the return.

(12)
Gross MOIC for the Company’s real estate funds is calculated by dividing the value of a fund’s investments by the invested capital, prior to adjustments for incentive income, management fees or other expenses to be paid by the fund.

(13)	This fund has invested less than half of its committed capital; therefore, IRR and MOIC information is not presented, as it is not meaningful.

EXHIBIT 7
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Longer-Term Assets Under Management (Unaudited)
(dollars in thousands)

Longer-Term Assets Under Management
As of September 30, 2018, approximately 60% of the Company’s assets under management were subject to initial commitment periods of three years or longer. Incentive income on these assets, if any, is based on the cumulative investment performance generated over this commitment period. The table below presents the amount of these assets under management, as well as the amount of incentive income accrued at the fund level but that has not yet been recognized in our revenues. Further, these amounts may ultimately not be recognized as revenue by the Company in the event of future losses in the respective funds.

	September 30, 2018
	Longer-Term Assets Under Management	Accrued Unrecognized Incentive

Multi-strategy funds	$507,192	$10,428
Credit
Opportunistic credit funds	3,670,375	228,908
Institutional Credit Strategies	12,884,618	—
Real estate funds	2,499,641	117,426
Other	290,709	1,177
	$19,852,535	$357,939
The Company generally recognizes incentive income on its longer-term assets under management in multi-strategy funds and open-end opportunistic credit funds at or near the end of their respective commitment periods, which are generally three to five years, when such amounts are probable of not significantly reversing. The Company may begin recognizing incentive income related to assets under management in its closed-end opportunistic credit funds and real estate funds after the conclusion of their respective investment period, when such amounts are probable of not significantly reversing. However, these investment periods may generally be extended for an additional one to two years. See Exhibit 6 for fund investment periods.

EXHIBIT 8
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Financial Supplement (Unaudited)
As of October 1, 2018

Investors by Geography(1)		Investors by Type(1)
North America	71%	Pensions	43%
Asia and Other	16%	Corporate, Institutional and Other	17%
Europe	13%	Private Banks	12%
		Related Parties	10%
Assets Under Management by Geography(2)		Fund-of-Funds	7%
North America	73%	Foundations and Endowments	7%
Europe	21%	Family Offices and Individuals	4%
Asia	6%

(1)	Presents the composition of the Company’s fund investor base across its funds excluding investors in securitization vehicles within Institutional Credit Strategies products.

(2)
The North American exposure includes the United States, Canada, Central America and South America. The European exposure includes Africa and the Middle East. The Asian exposure includes Australia and New Zealand.